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MLMT 2005-CIP1                STRUCTURAL TERM SHEET                     8/3/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1

SETTLE DATE           8/24/2005
Pricing Date



------------------------------------------------------------------------------------------------------------------------------
    TRANCHE MOODY'S   FITCH     DBRS       DESC             PUBLIBC/PVT                FACE        %    SUB LEVEL      WAL
------------------------------------------------------------------------------------------------------------------------------

A1       Aaa           AAA      AAA        Super Duper Sr   Public            81,000,000.00    3.905    30.000043     2.877
A2       Aaa           AAA      AAA        Super Duper Sr   Public           533,900,000.00   25.737    30.000043     4.894
A3       Aaa           AAA      AAA        Super Duper Sr   Public           208,000,000.00   10.027    30.000043     6.915
ASB      Aaa           AAA      AAA        Super Duper Sr   Public           109,200,000.00    5.264    30.000043     7.320
A4       Aaa           AAA      AAA        Super Duper Sr   Public           520,022,000.00   25.068    30.000043     9.819
AM       Aaa           AAA      AAA        Super Sr         Public           207,447,000.00   10.000    20.000000     9.883
AJ       Aaa           AAA      AAA                         Public           140,026,000.00    6.750    13.250007     9.900
B        Aa2           AA       AA                          Public            44,082,000.00    2.125    11.125021     9.967
C        Aa3           AA-      AA (Low)                    Public            18,151,000.00    0.875    10.250047     9.967
D        A2            A        A                           Public            38,897,000.00    1.875     8.375006     9.967
E        A3            A-       A (low)                     Private           25,930,000.00    1.250     7.125043     9.967
F        Baa1          BBB+     BBB (High)                  Private           33,710,000.00    1.625     5.500043     9.967
G        Baa2          BBB      BBB                         Private           20,745,000.00    1.000     4.500024     9.967
H        Baa3          BBB-     BBB (Low)                   Private           25,931,000.00    1.250     3.250013     9.967
J        Ba1           BB+      BB (High)                   Private           10,372,000.00    0.500     2.750028    10.039
K        Ba2           BB       BB                          Private            5,186,000.00    0.250     2.500035    10.050
L        Ba3           BB-      BB (low)                    Private            7,779,000.00    0.375     2.125046    10.050
M        NR            B+       B (High)                    Private            7,780,000.00    0.375     1.750009    10.199
N        NR            B        B                           Private            5,186,000.00    0.250     1.500016    10.883
P        NR            B-       B (low)                     Private            5,186,000.00    0.250     1.250024    14.046
Q        NR            NR       NR                          Private           25,931,259.79    1.250      -          14.896
XP       Aaa           AAA      AAA                         Public         2,025,993,000.00       NA           NA     5.677
XC       Aaa           AAA      AAA                         Private        2,074,461,259.79       NA           NA   7.96491

-----------------------------------------------------------------------------------------------------------------------------------
       PRIN WINDOW    PRIN WINDOW    EXPECTED MATURITY    COUPON DESC        INITIAL CPN CUSIP     ISN NO.     DAY COUNT      AI
-----------------------------------------------------------------------------------------------------------------------------------

A1     09/05-06/10      1-58             6/12/2010        Fixed                   4.6790                         30/360    242138.25
A2     06/10-08/10      58- 60           8/12/2010        Fixed                   4.8970                         30/360   1670380.3
A3     07/12-08/12      83- 84           8/12/2012        Fixed                   5.0200                         30/360    667102.22
ASB    08/10-03/15      60-115           3/12/2015        Fixed, NWAC Cap         4.9890                         30/360    348065.9
A4     03/15-07/15      115-119          7/12/2015        Fixed, NWAC Cap         5.0350                         30/360   1672809.66
AM     07/15-07/15      119-119          7/12/2015        Fixed, NWAC Cap         5.0860                         30/360    674075.98
AJ     07/15-08/15      119-120          8/12/2015        Fixed, NWAC Cap         5.1160                         30/360    457682.76
B      08/15-08/15      120-120          8/12/2015        Fixed, NWAC Cap         5.2190                         30/360    146985.31
C      08/15-08/15      120-120          8/12/2015        Fixed, NWAC Cap         5.2630                         30/360     61032.23
D      08/15-08/15      120-120          8/12/2015        Fixed, NWAC Cap         5.3770                         30/360    133623.08
E      08/15-08/15      120-120          8/12/2015        NWAC - 0.00             5.3861                         30/360     89227.35
F      08/15-08/15      120-120          8/12/2015        NWAC - 0.00             5.3861                         30/360    115998.99
G      08/15-08/15      120-120          8/12/2015        NWAC - 0.00             5.3861                         30/360     71385.32
H      08/15-08/15      120-120          8/12/2015        NWAC - 0.00             5.3861                         30/360     89230.79
J      08/15-09/15      120-121          9/12/2015        Fixed, NWAC Cap         4.7970                         30/360     31787.59
K      09/15-09/15      121-121          9/12/2015        Fixed, NWAC Cap         4.7970                         30/360     15893.79
L      09/15-09/15      121-121          9/12/2015        Fixed, NWAC Cap         4.7970                         30/360     23840.69
M      09/15-07/16      121-131          7/12/2016        Fixed, NWAC Cap         4.7970                         30/360     23843.76
N      07/16-07/16      131-131          7/12/2016        Fixed, NWAC Cap         4.7970                         30/360     15893.79
P      07/16-07/20      131-179          7/12/2020        Fixed, NWAC Cap         4.7970                         30/360     15893.79
Q      07/20-08/20      179-180          8/12/2020        Fixed, NWAC Cap          4.797                         30/360     79472.83
XP     02/06-08/13      6-96             8/12/2013        Variable IO            0.33775                         30/360    437181.92
XC     09/05-08/20      1-180            8/12/2020        Variable IO            0.04139                         30/360     54852.3


      Dated Date 8/3/2005                                                                                                                                                                   *
      Settle Date 8/24/2005     With 23 days of Accrued.
            Delay 11
    First Pay Date 9/12/2005
      Rated Final
  Initial Net WAC      5.386047